EXHIBIT 99.1

Franchise Group, Inc. Announces Settlement With the Department of Justice and Internal Revenue Service for its Liberty Tax Service Business

VIRGINIA BEACH, Va., Dec. 03, 2019 (GLOBE NEWSWIRE) -- Franchise Group, Inc. (NASDAQ: FRG) (the “Company”), the parent company of Liberty Tax Service (“Liberty”), announced today that it has agreed to a global settlement with the U.S. Department of Justice (“DOJ”) and the Internal Revenue Service (“IRS”) that resolves an investigation into the Company’s tax compliance program. As part of the resolution of the investigation, which covered conduct that took place many years ago under prior management, the Company has agreed to implement certain enhancements to its tax compliance program, and to make monetary payments to the IRS totaling $3 million to be paid in installments over four years. Earlier today, the DOJ initiated a legal proceeding in federal district court, and the parties have jointly asked the court to approve an agreed order addressing the enhancements to the Company’s tax compliance program.  Under the order, the Company also agreed that it would not rehire or otherwise engage the Company’s former chairman, John T. Hewitt, under whose watch the conduct at issue occurred, and the Company further agreed not to grant Mr. Hewitt any options or other rights to acquire equity in the Company, or to nominate him to the Company’s board of directors.  The global resolution, which is subject to court approval, resolves the DOJ and IRS investigations into the Company and its subsidiaries. This is yet another step in a series of proactive changes – including a change in the Company’s ownership and executive leadership, and the creation of an industry-leading compliance program – to address issues of the past and set the Company on a course for future success.

The Company fully cooperated with the DOJ and IRS and has already taken extensive steps to establish an industry-leading compliance program. Over the past several years, the Company has spent millions on its tax compliance program and related organizational enhancements.

“We have worked tirelessly to establish improved compliance standards.  By enhancing our policies, procedures and systems, we can better ensure the integrity of tax returns prepared in the Liberty system, which ultimately benefits our customers,” said Richard Ernst, Esq., Vice President of Compliance for Liberty.

Liberty’s newly enhanced tax compliance program will be pace-setting for the industry. Key components of the program include:

  Elevation of the head of tax compliance to the Executive Leadership Team of Liberty
  Company training programs developed by attorneys, CPAs, Enrolled Agents or experienced tax professionals
  Preparer certification programs
  Requirements for new franchisees to be attorneys, CPAs, Enrolled Agents or to have an experienced tax professional in their offices
  Increased oversight and review of tax returns prepared in the Liberty Tax Service system
  Automated measures to detect certain types of potential errors before returns are filed

The Company also agreed with the DOJ to oversight of these tax compliance measures by an independent monitor for a period of three years.  The monitor will work with Liberty’s tax compliance team and may make recommendations for further refinements to improve the tax compliance program.

“Today, we arrive at a new beginning for Liberty Tax Service,” said Brent Turner, who took the helm as CEO of the Company in June 2019.  “We are pleased to resolve this matter, and with the past in our rear-view, we are laser focused on our future, our franchisees and our customers who place their trust in us. We have created a best-in-class compliance program, and our team is excited and motivated to propel Liberty forward.”

About Franchise Group, Inc.

Franchise Group, Inc. (NASDAQ: FRG) is an operator and acquiror of franchised and franchisable businesses that it can scale using its operating expertise.  Franchise Group owns and operates Liberty Tax Service, Buddy’s Home Furnishings and the Sears Outlet business.  Additionally, the Company announced in August 2019 the proposed acquisition of The Vitamin Shoppe, Inc. by the Company, which is expected to close prior to the end of calendar 2019.  Liberty Tax Service operates in the U.S. and Canada and prepared approximately 1.85 million individual income tax returns in more than 3,100 offices and online last year. Buddy’s Home Furnishings is a specialty retailer which franchises and operates rent-to-own stores that lease durable goods, such as electronics, residential furniture, appliances and household accessories, to customers on a rent-to-own basis.  As of June 10, 2019, Buddy’s Home Furnishings operated 291 locations, primarily through franchise arrangements.  The Sears Outlet business is a retailer primarily focused on providing customers with in-store and online access to new, one-of-a kind, out-of-carton, discontinued, reconditioned, overstocked, and scratched and dented products across a broad assortment of merchandise categories, including home appliances, lawn and garden equipment, apparel, mattresses, sporting goods and tools, at prices that are significantly lower than list prices. As of October 23, 2019, the Sears Outlet business operated 126 locations.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, projections, predictions, expectations, or beliefs about future events or results and are not statements of historical fact. Such statements also include statements about the Company’s compliance program and enhancements. Such forward-looking statements are based on various assumptions as of the time they are made, and are inherently subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are often accompanied by words that convey projected future events or outcomes such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” “may,” “view,” “opportunity,” “potential,” or words of similar meaning or other statements concerning opinions or judgment of the Company or its management about future events. Although the Company believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance, or achievements of the Company will not differ materially from any projected future results, performance or achievements expressed or implied by such forward-looking statements. Actual future results, performance or achievements may differ materially from historical results or those anticipated depending on a variety of factors, many of which are beyond the control of the Company. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the year ended April 30, 2019, and comparable sections of the Company’s Quarterly Reports on Form 10-Q and other filings, which have been filed with the SEC and are available on the SEC’s website at www.sec.gov. All of the forward-looking statements made in this press release are expressly qualified by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or its business or operations. Readers are cautioned not to rely on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made and the Company does not undertake any obligation to update, revise or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

INVESTOR RELATIONS CONTACT:
Andrew F. Kaminsky
EVP & Chief Administrative Officer
Franchise Group, Inc.
akaminsky@franchisegrp.com
(914) 939-5161